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                                                                       EXHIBIT 3

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                      NORTH AMERICAN PALLADIUM LTD. [LOGO]

                          NORTH AMERICAN PALLADIUM LTD.

                FORM OF PROXY SOLICITED BY THE MANAGEMENT FOR USE
                      AT THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 25, 2005

The undersigned shareholder(s) of North American Palladium Ltd. hereby appoint(s) Michael P. Amsden, the Chairman of the Board of Directors of the Corporation, or failing him Mr. Andre J. Douchane, President and Chief Executive Officer, or in lieu of the foregoing ______________________________ as the proxy of the undersigned to attend, act for and on behalf of and vote for the undersigned at the Annual Meeting of the Shareholders of the Corporation ("the Meeting") to be held on May 25, 2005, and at any adjournment or adjournments thereof to the same extent and with the same power as if the undersigned was present at the said meeting or any adjournment thereof and, without limiting the generality of the power hereby conferred, the person designated above is directed to:

(a)     In respect of the election of directors:

          NAME      FOR    WITHHOLD           NAME             FOR    WITHHOLD

Michael P. Amsden   [ ]      [ ]       Steven R. Berlin        [ ]      [ ]

Andre J. Douchane   [ ]      [ ]       James D. Excell         [ ]      [ ]

Louis J. Fox        [ ]      [ ]      Gregory J. Van Staveren  [ ]      [ ]



(b) VOTE FOR ( ) WITHHOLD FROM VOTING ( ) in respect of the appointment of KPMG LLP, Chartered Accountants, as auditors of the Corporation and authorizing the directors to fix their remuneration;

(c) To vote at the discretion of the proxy nominee on any amendments or variations to the foregoing and on any other matters which may properly come before the meeting or any postponement or adjournment thereof;

hereby revoking any proxy previously given.

THE SOLICITATION OF PROXIES IS BEING MADE BY AND ON BEHALF OF MANAGEMENT AND THE DIRECTORS OF THE CORPORATION. A SHAREHOLDER OF THE CORPORATION HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN THE PERSONS SPECIFIED IN THIS FORM OF PROXY TO ATTEND AND ACT FOR AND ON BEHALF OF SUCH SHAREHOLDER AT THE MEETING. SUCH RIGHT MAY BE EXERCISED BY EITHER STRIKING OUT THE NAMES OF THE PERSONS SPECIFIED IN THIS FORM OF PROXY AND INSERTING IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON TO BE APPOINTED, OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE COMPLETED AND EXECUTED PROXY IN THE MANNER DESCRIBED IN THE NOTICE OF THE MEETING.

                                                                     SEE REVERSE

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THIS FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSON NAMED HEREIN
WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF THE MEETING AND WITH RESPECT TO OTHER MATTERS, IF ANY, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF ANY OTHER MATTERS WHICH ARE NOT NOW KNOWN TO MANAGEMENT OR DIRECTORS OF THE CORPORATION SHOULD PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, THIS PROXY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN.

AUTHORIZED SIGNATURE(S) - SIGN HERE - THIS SECTION MUST BE SIGNED FOR YOUR INSTRUCTIONS TO BE EXECUTED.


----------------------------                   ----------------------
Signature of Shareholder                       Date (Day/Month/Year)

----------------------------                   ----------------------
Name(s) of Shareholder(s)                      No. of Shares Represented
(Please print)                                 by this Proxy

NOTES:

1. This form of proxy must be executed by the shareholder or by his, her or its attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof properly authorized, and deposited either at the executive office of the Corporation, Suite 2116, 130 Adelaide Street West, Toronto, Ontario M5H 3P5, or at Computershare Trust Company of Canada, Proxy Department, 9th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, prior to 5:00 p.m., Toronto time, on the second business day preceding the day of the Meeting, or any adjournment thereof, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner permitted by law.
2. The person named in this form of proxy will vote the common shares of the Corporation in respect of which he or she is appointed proxy on any ballot that may be conducted at the Meeting in accordance with the instructions hereon. IN THE ABSENCE OF INSTRUCTIONS, SUCH COMMON SHARES WILL BE VOTED FOR SUCH MATTERS AND IN RESPECT OF ANY OTHER MATTER IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN.
3.      This form of proxy ceases to be valid one year from its date.
4. Please date this form of proxy. If not dated, the proxy shall be deemed to be dated on the day on which it is mailed by the Corporation.
5. If your address as shown is incorrect, please give your correct address when returning this proxy.

                         Return all forms of proxy to:
                         Computershare Trust Company of Canada
                         100 University Avenue, 9th Floor
                         Toronto, Ontario  M5J 2YI
                         Attention: Proxy  Department